ExactTarget Announces First Quarter 2013 Results

•	First Quarter Revenue Increased 39% Year-Over-Year to $88.9 million

•	First Quarter Adjusted Revenue Increased 40% Year-Over-Year to $89.4 million

•	Full-Year Adjusted Revenue Guidance Raised to $376-$379 million

INDIANAPOLIS (May 9, 2013) – Global cross-channel digital marketing software-as-a-service leader ExactTarget (NYSE:ET) announced results today for its first quarter ended March 31, 2013.
"Our first quarter revenue growth was outstanding at 39 percent on a GAAP basis and 40 percent on an adjusted basis, making us one of the fastest growing software-as-a-service companies in the world," said Scott Dorsey, ExactTarget chairman, chief executive officer and co-founder. "ExactTarget has emerged as the digital marketing platform of choice for many of the world's most innovative B2C and B2B brands.”
First Quarter 2013 Financial Highlights:
Three Months Ended March 31, 2013:

•	Revenue: $88.9 million, a 39 percent increase compared to the first quarter of 2012. Non-U.S. revenue was $16.9 million, a 55 percent increase compared to the first quarter of 2012.

•	Adjusted Revenue: $89.4 million, a 40 percent increase compared to the first quarter of 2012, before the impact of adjusting deferred revenue to fair value under purchase accounting.

•
Recurring Subscription Revenue: $68.9 million (excludes $2.7 million of revenue related to utilization above the contracted level), a 37 percent increase compared to the first quarter of 2012. Adjusted recurring subscription revenue was $69.4 million, a 38 percent increase compared to the first quarter of 2012, before the impact of adjusting deferred revenue to fair value under purchase accounting.

•
Net Loss: $(11.6) million compared to $(4.7) million in the first quarter of 2012. Net loss attributable to common stockholders in the first quarter of 2013 was $(0.17) per share on a basic and diluted basis, compared to $(0.32) per share on a basic and diluted basis in the first quarter of 2012.

•	Adjusted Net Loss: $(5.8) million, or $(0.08) per share on a basic and diluted basis, compared to $(2.2) million, or $(0.15) per share on a basic and diluted basis, in the first quarter of 2012.

•	Operating Cash Flow: $(3.4) million compared to $3.6 million in the first quarter of 2012.

•	Adjusted EBITDA: $0.3 million compared to $3.0 million in the first quarter of 2012.
Recent Business Highlights:

•
Expanded the company's global footprint with new offices in Singapore and Toronto. The company's global operations now include offices in Australia, Brazil, Canada, France, Germany, Singapore, Sweden, the United Kingdom and the United States.

•	Earned ISO27001 certification for information security, a global designation recognizing the company's data protection systems, processes and controls.

•	Named a “Visionary” in the "Gartner Magic Quadrant for CRM Lead Management" (Chris Fletcher, April 23, 2013).

•
Named Atlanta's "Best Workplace" in the small business category for the second consecutive year - a recognition based on employee satisfaction measured two months after ExactTarget's acquisition of Atlanta-based Pardot.

•
Launched the ExactTarget CONNECT Global Tour with an event in Sao Paulo, Brazil. The tour, which will also include events in Sydney and Toronto, is expected to attract more than 2,000 marketers and feature award-winning authors, thought leaders and executives.

Business Outlook:
As of May 9, 2013, ExactTarget is issuing guidance for the second quarter of 2013 and increasing its outlook for full-year 2013 as follows:

•	Second Quarter 2013:

◦	Adjusted Revenue: expected to be $91.0 million to $92.0 million, excluding the impact of adjusting deferred revenue to fair value under purchase accounting.

◦	Adjusted Net (Loss) / Income: expected to be $(7.0) million to $(8.0) million.

◦
Adjusted Net (Loss) / Income per Share: expected to be $(0.10) per share to $(0.12) per share on a basic and diluted basis assuming weighted average shares outstanding of approximately 69 million shares.

•	Full Year 2013:

◦
Adjusted Revenue: expected to be $376.0 million to $379.0 million, excluding the impact of adjusting deferred revenue to fair value under purchase accounting. This is an increase from prior guidance of $370.0 million to $374.0 million.

◦	Adjusted Net (Loss) / Income: expected to be $(20.0) million to $(22.0) million.

◦
Adjusted Net (Loss) / Income per Share: expected to be $(0.29) per share to $(0.31) per share on a basic and diluted basis. This assumes weighted average shares outstanding of approximately 70 million shares.

Conference Call Information
What:    ExactTarget First Quarter 2013 Financial Results Conference Call
When:    Thursday, May 9, 2013
Time:    5 p.m. Eastern
877.474.9502 (Domestic)
857.244.7555 (International)
Webcast:    www.ExactTarget.com/Investor (Live and Replay)
Replay:    888.286.8010, Conference ID 57066694 (Domestic)
617.801.6888, Conference ID 57066694 (International)
NOTE: Audio replay will be available until May 16, 2013
About the Magic Quadrant
Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings. Gartner research publications consist of the opinions of Gartner's research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

About ExactTarget
ExactTarget is a leading global provider of cross-channel digital marketing software-as-a-service solutions that empower organizations of all sizes to communicate with their customers through email, mobile, social media, Web and marketing automation. ExactTarget's suite of integrated applications enables marketers to plan, automate, deliver and optimize data-driven digital marketing and real-time communications to drive customer engagement, increase sales and improve return on marketing investment. Headquartered in Indianapolis, Indiana with offices in Asia, Australia, Europe, North America and South America, ExactTarget trades on the New York Stock Exchange under the ticker symbol “ET.” For more information, visit www.ExactTarget.com.

Website Information
We routinely post important information for investors on our website www.ExactTarget.com in the "Investor Relations" section. We intend to use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation Fair Disclosure. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Non-GAAP Financial Measures
This press release includes information about non-GAAP financial measures, including Adjusted Revenue, Adjusted Recurring Subscription Revenue, Non-GAAP Gross Margins, Non-GAAP Operating Expenses, Adjusted EBITDA, Adjusted Net (Loss) / Income and Adjusted Net (Loss) / Income per Share. We believe these measures provide important supplemental information regarding our operating performance and are often used by investors and analysts in their evaluation of companies such as ours. In addition, we use Adjusted EBITDA as a key measurement of our operating performance because it assists us in comparing our operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted Revenue is calculated as GAAP revenue plus the impact of adjusting deferred revenue to fair value under purchase accounting. Adjusted Recurring Subscription Revenue is a key metric we use to evaluate our business. It is defined as the total amount of contractually-committed subscription revenue under each of our client agreements, plus the impact of adjusting deferred revenue to fair value under purchase accounting, less revenue related to utilization above the contracted level. Non-GAAP Gross Margins and Non-GAAP Operating Expenses are calculated after adjusting for the impact of certain non-cash items such as stock-based compensation and amortization of intangibles, and in the case of Non-GAAP Gross Margins, adding back the impact of adjusting deferred revenue to fair value under purchase accounting. Adjusted EBITDA is calculated as Net (Loss) / Income before (1) other (income) expense, which includes interest income, interest expense and other income and expense, (2) income tax expense (benefit), (3) depreciation and amortization of property and equipment, (4) amortization of intangible assets, (5) stock-based compensation, and (6) the impact of adjusting deferred revenue to fair value under purchase accounting. Adjusted Net (Loss) / Income is calculated as Net (Loss) / Income before (1) amortization of intangible assets, (2) stock-based compensation, and (3) the impact of adjusting deferred revenue to fair value under purchase accounting. Adjusted Net (Loss) / Income per Share is calculated as Adjusted Net (Loss) / Income divided by weighted average shares outstanding on a GAAP basis. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Adjusted Revenue, Adjusted Recurring Subscription Revenue, Non-GAAP Gross Margins, Non-GAAP Operating Expenses, Adjusted EBITDA, Adjusted Net (Loss) / Income and Adjusted Net (Loss) / Income per Share reflect an additional way of viewing aspects of our operations that we believe, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures set forth on the last page of this press release, provide a more complete understanding of factors and trends affecting our business.

Safe Harbor Statement
This press release contains forward-looking statements about expected financial metrics such as Adjusted Revenue, Adjusted Recurring Subscription Revenue, Non-GAAP Gross Margins, Non-GAAP Operating Expenses, Adjusted EBITDA, Adjusted Net (Loss) / Income and Adjusted Net (Loss) / Income per Share. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties referred to above include - but are not limited to - risks associated with: possible fluctuations in the company’s financial and operating performance; attracting and retaining clients; defects or errors in the company’s solutions; unexpected decreases in clients’ use of email; ability to gain customer acceptance of cross-channel marketing; changes in domestic and international data privacy regulations; compromises of the company’s security measures; infrastructure scalability; third-party hardware and software; competition; the company’s ability to hire, retain and motivate employees and manage the company’s domestic and international growth; successful client deployment and utilization of the company’s existing and future solutions; changes in the company’s sales cycle; various financial aspects of the company’s subscription model; unexpected increases in attrition or decreases in new business; the emerging markets in which the company operates; unique aspects of entering or expanding in international markets; litigation related to intellectual property and other matters, and any related claims, negotiations and settlements; unanticipated changes in the company’s effective tax rate; fluctuations in the number of shares we have outstanding and the price of such shares; foreign currency exchange rates; interest rates; and general developments in the economy, financial markets, and credit markets. Further information on these and other factors that could affect the company’s financial results is included in our most recent annual report on Form 10-K, as filed with the Securities and Exchange Commission ("SEC"). Additional information will also be set forth in our quarterly report on Form 10-Q for the three months ended March 31, 2013, and other filings that we make with the SEC. These documents are or will be available on the SEC Filings section of the Investor Information section of the company’s website at www.ExactTarget.com/investor.

Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. ExactTarget, Inc. assumes no obligation and does not intend to update these forward-looking statements.

Media Contact:
Kari Brownsberger (Finn Partners) 312.329.3980 or MediaRelations@ExactTarget.com

Investor Contact:
Mitch Frazier (ExactTarget) – 317.275.5034 or Investor@ExactTarget.com

EXACTTARGET, INC.
Condensed Consolidated Balance Sheets
(in thousands, except share data)

	As of March 31, 2013	As of December 31, 2012
Assets	(unaudited)
Current Assets:
Cash and cash equivalents	$54,305	$69,192
Short-term investments	46,709	40,217
Accounts receivable, net	55,509	55,911
Prepaid expenses and other current assets	16,524	14,597
Total current assets	173,047	179,917
Property and equipment, net	67,726	67,944
Goodwill and intangible assets, net	134,151	135,574
Other non-current assets	3,302	3,631
Total assets	$378,226	$387,066
Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$7,403	$9,070
Accrued liabilities	13,752	14,338
Accrued compensation and related expenses	15,745	18,503
Deferred revenue	59,376	57,592
Total current liabilities	96,276	99,503
Other non-current liabilities	5,680	5,946
Total liabilities	$101,956	$105,449
Stockholders’ equity:
Common stock, $0.0005 par value. Authorized 300,000,000 shares; Issued and outstanding 69,240,516 and 68,544,290 shares at March 31, 2013 and December 31, 2012, respectively	35	34
Additional paid in capital	456,426	449,801
Accumulated other comprehensive loss	(1,491)	(1,122)
Accumulated deficit	(178,700)	(167,096)
Total stockholders' equity	276,270	281,617
Total liabilities and stockholders' equity	$378,226	$387,066

EXACTTARGET, INC.
Condensed Consolidated Statements of Operations
(unaudited; in thousands, except share and per share data)

	Three Months Ended March 31,
	2013	2012
Revenue:
Subscription	$71,629	$51,147
Professional services	17,254	12,910
Total revenue	88,883	64,057
Cost of revenue:
Subscription(1)(2)	18,503	12,710
Professional services(1)	13,717	11,131
Total cost of revenues	32,220	23,841
Gross profit	56,663	40,216
Operating expenses:
Sales and marketing(1)(2)	38,265	25,215
Research and development(1)	17,994	11,160
General and administrative(1)(2)	12,105	8,270
Total operating expenses	68,364	44,645
Operating loss	(11,701)	(4,429)
Other income / (expense), net	97	(254)
Net loss	$(11,604)	$(4,683)

Net loss per common share - basic and diluted	$(0.17)	$(0.32)
Weighted average number of common shares outstanding - basic and diluted	68,803,774	14,732,963
(1) Includes stock-based compensation expense as follows:

	Three Months Ended March 31,
	2013	2012
Cost of revenue - subscription	$131	$98
Cost of revenue - professional services	275	223
Sales and marketing	998	712
Research and development	1,026	374
General and administrative	1,211	771
Total stock-based compensation	$3,641	$2,178
(2) Includes intangible asset amortization expense as follows:

	Three Months Ended March 31,
	2013	2012
Cost of revenue - subscription	$1,083	$75
Sales and marketing	500	132
General and administrative	68	113
Total amortization of intangible assets	$1,651	$320

EXACTTARGET, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited; in thousands)

	Three Months Ended March 31,
	2013	2012
Cash flows from operating activities:
Net loss	$(11,604)	$(4,683)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	7,827	5,215
Provision for / (recovery of) bad debt and credit allowances	609	(181)
Stock-based compensation	3,641	2,178
Other	(6)	38
Changes in operating assets and liabilities:
Accounts receivable, net	(802)	1,388
Prepaid expenses and other assets	(1,455)	671
Accounts payable and accrued liabilities	(1,080)	(889)
Accrued compensation and related expenses	(2,729)	(4,268)
Deferred revenue	2,220	4,143
Net cash provided by (used in) operating activities	(3,379)	3,612

Cash flows from investing activities:
Business combination	—	(806)
Purchases of property and equipment	(7,305)	(4,801)
Purchases of marketable securities	(9,195)	—
Sales of marketable securities	2,492	—
Net cash used in investing activities	(14,008)	(5,607)

Cash flows from financing activities:
Repayments on capital leases	(197)	(194)
Net payments on term loan and revolving line of credit	—	(16,667)
Proceeds from issuance of common stock from option exercises	2,985	467
Payments of contingent consideration	—	(456)
Proceeds from issuance of common stock, net of issuance costs	—	169,709
Net cash provided by financing activities	2,788	152,859
Effect of exchange rate changes on cash and cash equivalents	(288)	(34)
Increase (decrease) in cash and cash equivalents	(14,887)	150,830
Cash and cash equivalents, beginning of the period	69,192	60,705
Cash and cash equivalents, end of the period	$54,305	$211,535

EXACTTARGET, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited; in thousands, except share and per share data)

	Three Months Ended March 31,
	2013	2012
Revenue:
Subscription	$71,629	$51,147
Deferred revenue adjustment - purchase accounting	517	—
Adjusted subscription revenue	72,146	51,147

Professional services revenue	17,254	12,910

Total adjusted revenue	$89,400	$64,057

	Three Months Ended March 31,
	2013	2012
Revenue:
United States	$71,976	$53,137
Deferred revenue adjustment - purchase accounting	426	—
Adjusted United States revenue	72,402	53,137

International	16,907	10,920
Deferred revenue adjustment - purchase accounting	91	—
Adjusted International revenue	16,998	10,920

Total adjusted revenue	$89,400	$64,057

	Three Months Ended March 31,
	2013	2012
Recurring subscription revenue	$68,910	$50,195
Deferred revenue adjustment - purchase accounting	517	—
Adjusted recurring subscription revenue	$69,427	$50,195

	Three Months Ended March 31,
	2013	2012
Gross margin:
Subscription gross margin	$53,126	$38,437
Deferred revenue adjustment - purchase accounting	517	—
Stock-based compensation	131	98
Intangible asset amortization	1,083	75
Non-GAAP subscription gross margin	54,857	38,610

Professional services gross margin	3,537	1,779
Stock-based compensation	275	223
Non-GAAP professional services gross margin	3,812	2,002

Total non-GAAP gross margin	$58,669	$40,612

EXACTTARGET, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures, continued
(unaudited; in thousands, except share and per share data)

	Three Months Ended March 31,
	2013	2012
Sales and marketing expenses	$38,265	$25,215
Stock-based compensation	998	712
Amortization of intangible assets	500	132
Non-GAAP sales and marketing expenses	$36,767	$24,371

	Three Months Ended March 31,
	2013	2012
Research and development expenses	$17,994	$11,160
Stock-based compensation	1,026	374
Non-GAAP research and development expenses	$16,968	$10,786

	Three Months Ended March 31,
	2013	2012
General and administrative expenses	$12,105	$8,270
Stock-based compensation	1,211	771
Amortization of intangible assets	68	113
Non-GAAP general and administrative expenses	$10,826	$7,386

	Three Months Ended March 31,
	2013	2012
Net loss	$(11,604)	$(4,683)
Deferred revenue adjustment - purchase accounting	517	—
Stock-based compensation	3,641	2,178
Amortization of intangible assets	1,651	320
Adjusted net loss	(5,795)	(2,185)

Income tax expense	—	—
Depreciation and amortization of property and equipment	6,176	4,895
Other (income) / expense, net	(97)	254
Adjusted EBITDA	$284	$2,964

Weighted average shares outstanding used in computing per share amounts - basic & diluted	68,803,774	14,732,963
Adjusted net loss per share - basic & diluted	$(0.08)	$(0.15)